Exhibit 99.1


                                  RESIGNATION
                                  -----------

        The undersigned, Richard Diamond, hereby resigns as a member of the board of directors of NetTalk.com, Inc., a Florida corporation (the "Company"), effective as of the date set forth below. This resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Effective Date: November 23, 2009


                                                        /s/ Richard Diamond
                                                      ------------------------
                                                            Richard Diamond